UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): May 10, 2011 (May 10, 2011)
FIRST PHYSICIANS CAPITAL GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-30326	77-0557617

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

433 North Camden Drive #810 Beverly Hills, California	90210

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (310) 860-2501
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into Material Definitive Agreements
On May 4, 2011 Rural Hospital Acquisition, LLC, an Oklahoma Limited Liability Company (“the company”), a wholly owned indirect subsidiary of First Physicians Capital Group, a Delaware corporation (the “Registrant”) entered into a stock purchase agreement attached hereto as Exhibit 10.1, with One Cura Wellness Trust (“ One Cura”) a California not for profit corporation for the purchase/sale of RHA Anadarko, LLC, an Oklahoma Limited Liability Company and a wholly owned subsidiary of the company (“RHA A”), and RHA Stroud, LLC, an Oklahoma Limited Liability Company and wholly owned subsidiary of the company (“RHA B”).
Upon closing, RHA A and RHA B did deliver to the company two notes totaling Twelve Million Dollars ($12,000,000.00) attached hereto as Exhibit 10.2 and Exhibit 10.3 as consideration for the purchase of RHA A and RHA B. The notes have a term of ten (10) years and shall bear interest at a rate of ten percent (10%). Further as a condition of the stock purchase agreement, RHA A and RHA B did deliver to the company security agreements attached hereto as Exhibit 10.4 and Exhibit 10.5, and pledge agreements attached hereto as Exhibit 10.6 and Exhibit 10.7.
In conjunction with the stock purchase agreement, First Physicians Business Solutions, LLC an Oklahoma Limited Liability Company and wholly owned direct subsidiary of the registrant (”FPBS”) entered into management services agreements attached hereto as Exhibit 10.8 and Exhibit 10.9 with RHA A and RHA B to provide management services for an initial period of six and one half (6.5) years. Further, First Physicians Resources, LLC a Nevada Limited Liability Company and wholly owned direct subsidiary of the registrant (“FPR”) entered into staff leasing agreements attached hereto as Exhibit 10.10 and Exhibit 10.11 to provide staffing to RHA A and RHA B for an initial term of one (1) year. Finally, First Physicians Realty Group, LLC an Oklahoma Limited Liability Company and wholly owned direct subsidiary of the registrant (“FPRG”) entered into an Amended and Restated lease attached hereto as Exhibit 10.12 with RHA A and RHA B to continue the lease of real property associated with the hospitals owned by RHA A and RHA B. First Physicians Services, LLC an Oklahoma Limited Liability Company and a wholly owned direct subsidiary of the registrant does intend to enter into IT and Ancillary Services Agreements with RHA A and RHA B to provide additional services to include but not limited to radiology, lab, emergency room care and electronic health and medical record solutions through potential joint venture partners.
Item 2.01 Completion of Acquisition or Disposition of Assets
The information included in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference to this Item 2.01.
Item 7.01: Regulation FD Disclosure
On May 10, 2011 First Physicians Capital Group, Inc., a Delaware corporation, issued a press release announcing its Non Strategic Asset Sales and other matters. A copy of the May 10th press release, attached hereto as Exhibit 99.1, is being furnished pursuant to Regulation FD and is incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
(a) Not applicable.
(b) Not applicable.
(c) Not applicable.
(d) Exhibits.

Exhibit No.	Description

Exhibit 10.1	Stock Purchase Agreement effective as of April 1, 2011 by and between Rural Hospital Acquisition, LLC, RHA Anadarko, LLC, RHA Stroud, LLC and One Cura Wellness Trust, Inc

Exhibit 10.2	Seller Note (Anadarko) effective as of April 1, 2011 by and between Rural Hospital Acquisition, LLC and RHA Anadarko, LLC

Exhibit 10.3	Seller Note (Stroud) effective as of April 1, 2011 by and between Rural Hospital Acquisition, LLC and RHA Stroud, LLC

Exhibit 10.4	Security Agreement (Anadarko) effective as of April 1, 2011 by and between Rural Hospital Acquisition, LLC and RHA Anadarko, LLC

Exhibit 10.5	Security Agreement (Stroud) effective as of April 1, 2011 by and between Rural Hospital Acquisition, LLC and RHA Stroud, LLC

Exhibit 10.6	Pledge Agreement (Anadarko) effective as of April 1, 2011 by and between Rural Hospital Acquisition, LLC and RHA Anadarko, LLC

Exhibit 10.7	Pledge Agreement (Stroud) effective as of April 1, 2011 by and between Rural Hospital Acquisition, LLC and RHA Stroud, LLC

Exhibit 10.8	Management Services Agreement (Anadarko) effective as of April 1, 2011 by and between First Physicians Business Solutions, LLC and RHA Anadarko, LLC

Exhibit 10.9	Management Services Agreement (Anadarko) effective as of April 1, 2011 by and between First Physicians Business Solutions, LLC and RHA Stroud, LLC

Exhibit 10.10	Staff Leasing Agreement (Anadarko) effective as of April 1, 2011 by and between First Physicians Resources, LLC and RHA Anadarko, LLC

Exhibit 10.11	Staff Leasing Agreement (Stroud) effective as of April 1, 2011 by and between First Physicians Resources, LLC and RHA Stroud, LLC

Exhibit 10.12	Amended and Restated Lease effective as of April 1, 2011 by and between First Physicians Realty Group, LLC, RHA Anadarko, LLC, And RHA Stroud, LLC

Exhibit 99.1	Press Release dated as of May 10, 2011
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: May 10, 2011

/s/ Sean Kirrane
Sean Kirrane
Principal Accounting Officer

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